                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                _______________



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    May 25, 2001
                                                ------------------------



                        Retractable Technologies, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


     Texas                          000-30885                75-2599762
--------------------------------------------------------------------------------
State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation                   File Number)              Identification No.)


511 Lobo Lane, Little Elm, Texas                             75068-0009
--------------------------------------------------------------------------------
Address of Principal Executive Offices                       (Zip Code)



Registrant's telephone number, including area code      (972) 294-1010
                                                  ------------------------------


                                     None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5    OTHER EVENTS

On May 25, 2001, the Registrant issued a press release attached as exhibit 99 to this Form 8-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:    May 29, 2001                   RETRACTABLE TECHNOLOGIES, INC.
                                        (Registrant)

                                        By: /s/ THOMAS J. SHAW
                                           ---------------------------------
                                           THOMAS J. SHAW
                                           CHAIRMAN, PRESIDENT, AND
                                           CHIEF EXECUTIVE OFFICER

                               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
-----------    -----------

99             Press Release of Retractable Technologies, Inc. dated May 25,
               2001